UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010

GOLDEN RIVER RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16097	98-007697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office) (Zip Code)

61-3-8532-2860
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03:       Material Modifications to Rights of Security Holders

Reverse Stock Split

          Golden River Resources Corporation (OTC:GORV) announced on October 29, 2010 that a 1-for-10 reverse stock split of its common stock, which was approved by the Company’s Board of Directors and stockholders, will become effective on November 1, 2010. Golden River’s common stock will begin trading on the OTC Bulletin Board on a split adjusted basis when the market opens on November 1, 2010 under the temporary trading symbol “GORVD.” The trading will revert to “GORV” after approximately twenty trading days.

Item 9.01:       Financial Statement and Exhibits

99.1         Press Release dated October 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN RIVER RESOURCES CORPORATION (Company)

By:

/s/ Peter Lee
Peter Lee
Secretary

Dated: October 29, 2010